UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2015

MECKLERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26393	06-1542480
(Commission File Number)	(IRS Employer ID Number)

50 Washington Street Suite 902, Norwalk, CT 06854

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (203) 662-2800

475 Park Avenue South, 4th Fl., New York, New York 10016

(former name, former address or former fiscal year if changed from last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of Mecklermedia Corporation was held on June 18, 2015. The votes cast with respect to each item of business properly presented at the meeting are as follows:

•                 The stockholders elected each of the three directors to the Board of Directors of Mecklermedia with terms expiring at the 2016 annual meeting of stockholders, as follows:

Members	For	Withheld	Broker Non-Votes
Alan M. Meckler	3,060,756	23,975	0
Wayne A. Martino	3,059,715	25,016	0
John R. Patrick	3,059,743	24,988	0

•                 The Board approved and recommended to the stockholders and the stockholders approved an increase in the number of shares reserved for issuance under Mecklermedia’s 2008 Stock Incentive Plan by 800,000 to 1,621,429.

For	3,051,577
Against	29,568
Abstain	3,586
Broker Non-Votes	0

•                  The stockholders approved, on an advisory basis, Mecklermedia’s executive compensation.

For	3,028,128
Against	55,523
Abstain	1,080
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MECKLERMEDIA CORPORATION

Date: June 24, 2015	By:	/s/ Alan M. Meckler
Alan M. Meckler Chairman and Chief Executive Officer